“Spending Less/Producing More” Johnson Rice & Company 2 nd Annual Energy Conference New Orleans, LA October 4-7, 2010 NYSE listed company Exhibit 99.1

NYSE listed company Company Overview Michael Rohleder President Harry Stahel, Jr. Vice President - Finance Alan Van Horn Manager Investor Relations

NYSE listed company
Reduce 2011 CAPEX/Harmonize Drilling with Frac Schedule
– 2011 CAPEX reduced from $175M to $152M
– Sublease 3 rigs – run 1 rig until mid year 2011
(1)
• Rig 1: Continuous Drilling
• Rig 2: Sublease November 1, 2010 – May 31, 2011
• Rig 3: Sublease for life of contract
• Rig 4: Already Subleased for life of contract
– Reduce number of wells waiting on completion from 6 to 2
Faster Drilling; Longer Laterals; Higher EURs
– Drilling efficiencies allow for 10 H/B Hz wells to be drilled/year/rig vs. previous history of 8 wells/year
– Production growth achieved with less rigs and less CAPEX
– Internal estimates indicate 7.2 BCFE per 6,460’ lateral vs. 5.4 BCFE per 4,500’ lateral
– Company has identified 144 undrilled H/B Hz locations for 6,460’ laterals
Optimizing Execution

(1)Company business model

NYSE listed company
Operates 85% of 42,400 net Haynesville/Bossier (“H/B”) acres
– Highest ROR; 800 Hz producers in basin since 2008
– GMXR has 23 H/B producers; 269 additional net potential H/B horizontal (“Hz”) drilling locations in Capital Core
– Net potential acreage is already de-risked
– Virtually all acreage held by production
Operates 84% of 62,500 gross Cotton Valley Sand (“CVS”) acres
– Over 10,000 CVS producers and several thousand TP in basin
– GMXR has 325 CVS & 45 TP producers
– 290 CVS PUDs plus 1,092 net potential locations
2009YE Proved reserves of 355 Bcfe
– CVS / TP 82% of PDP and 99% of PUD reserves (1)
– Currently H/B Hz  70% of production
– 37% proved developed/13% NGLs & Oil
Endeavor Gathering, LLC
– 105 miles of pipeline, both high and low pressure
– 25,000 horsepower of compression
– Sold 40% stake to Kinder Morgan Energy Partners for $36 million in
November 2009
– Current estimated enterprise value of $95-100 million (2)
Key Company Assets Focused on Top 2 Reservoirs
4
(1)As of 12/31/09
(2)Using 10X 2011 Forecast EBITDA
0.9 TCF Upside
1.2-1.6 TCF Upside
East TX Basin Most Mature Basin and Infrastructure
20+ Reservoirs
Throughout
Basin
Producers
Natural Gas
Oil
H/B HZ

NYSE listed company
GMXR Historical Reserves & Resource
Potential
~2.45-2.85 TCFE reserve potential
(1)
~1,372 undrilled locations
(1) Combination of 1P, 2P and 3P estimates; 2P and 3P estimates are internally generated
(2) Based on 80 acre spacing as of 1/1/2010; Unit count same for both lateral lengths
(3) 20 Acre spacing
Proved Developed Reserves 133 BCFE
CVS 107 BCFE
H/B HZ 26 BCFE
Proved Undeveloped Reserves 222 BCFE
CVS 222 BCFE
H/B HZ 0 BCFE
Proved Reserves  (12/31/2009) 355 BCFE
Potential
Haynesville/Bossier
4,500’
Laterals
6,460’
Laterals
Locations (2) 280 280
EUR BCFE 5.4 7.2
NRI 80% 80%
Resource Potential 1,210 1,613
Cotton Valley Sands
Locations (3) 1,092
EUR BCFE 1.0
NRI 81%
Resource Potential 885 885
Total Resources (BCFE) 2,450 2,853
CVS
~1,092 net
undrilled
locations
H/B Hz 280 net
undrilled locations
4,500’ Laterals
6,460’
Laterals
2009
Proved
Reserves
5
403 BCFE
355 BCFE
1,210 BCFE
885 BCFE

NYSE listed company
GMXR Reserves and Production
Production over time (MMcfe/d)
YE 2009
355 BCFE proved reserves
37% Proved developed
13% NGLs & Oil
87% Natural gas
CVS (Cotton Valley Sands) / TP (Travis Peak)
H/B (Haynesville/Bossier)
Drilling inventory of 280 H/B locations and 1,092
CVS/TP locations not fully captured in proved
reserves
Rapid increase in production over time from
long-lived asset base
CVS/TP
329.4 Bcfe
H/B
25.9
10% H/B Growth Q-Q
50% Fewer Completions
23 Wells
CVS (Cotton Valley Sands) / TP (Travis Peak)
H/B (Haynesville/Bossier)
H/B Upside 1.2-1.6 TCF
27 Rig Years
CVS Upside 0.9 TCF
75 Rig Years
6
2
4 2 3 2 6 3
Completed wells by Quarter
36
36
38
39
36
47
50

NYSE listed company
Strong Momentum in the H/B Over Time

Early Development 2009
7 H/B Hz drilled: Average spud to TD of 57 days
- Average CWC of $10.9 million
- Average CWC / lateral foot of  $3,013
3 producing H/B Hz wells (inc. 2 short laterals)
AVG Lateral Length  3,000’
AVG Lateral Length of future drilling  4,500’
- EURs 5.4BCFE for 4,500 laterals
(1)
Q1 2009 production = 36 MMcfe/d
Rig contracts: ~$129mm at year-end 2008
Commodity hedges in place:
- 11.2 Bcfe in 2010 at floor of $6.50
- Nothing in 2011 or 2012
Gathering system 100% owned
– And implied value unknown
30 H/B Hz drilled: Spud to TD of 31 days on last 10
- Average CWC of $8.3MM @ 4,500’ lateral
- Average CWC / lateral foot of ~$1,851
23 producing H/B Hz wells (including 2 short laterals)
AVG Lateral Length 5,300’ on last 10
AVG Lateral Length of future drilling 6,460’
- EURs 7.2BCFE for 6,460’ laterals
(1)
Q3 production = 50 MMcfe/d
Rig contracts : ~$60mm at year-end 2010
Commodity hedges in place:
- 13.3 Bcfe in 2010 at floor of $6.43
- 14.9 Bcfe in 2011 at floor of $6.14
- 16.7 Bcfe in 2012 at floor of $6.08
- Continue to look to hedge additional volumes
40% of gathering system sold to KMP for $36 million
– $90M enterprise value current est.
Current Development 2010
(1) Company estimates

NYSE listed company
Driving Costs Out of New Wells
Note 1: Grouped by quarter in which wells are completed
Note 2 : NYMEX is the simple average of the first of month price for Henry Hub, per IFGMR
Completed Well Costs as Reported in 10Ks and 10Qs
Audited or Reviewed by 3
rd
Party Auditor, Other than Q3 2010
Commodity Prices Drive
Completed Well Costs
Commodity Prices Drive
Completed Well Costs
GMXR Cost Advantages
Depth 10,900’
Mature infrastructure
“Best in Class”
Rate of Penetration
H&P FlexRigs™
Land lease cost nominal
Contiguous asset base
Drilling Efficiencies
Drilling Efficiencies
8
Avg Quarterly CWC / Lateral Ft
NYMEX Avg Price
Lateral Lengths for Wells
Spud in 2010 Range
Between 4,100 – 6,200 Feet

NYSE listed company 9 GMXR Story Growing Production w/ Fewer Rigs/Completions & Less CAPEX Number of H/B Completions / Fracs

NYSE listed company
Normalized analysis to see non-lateral length performance enhancements
Reduced perforation spacing; surrogate for longer lateral length
Increased proppant concentration not uniquely tested
100% confirmation to date on upgrades
Future long-term performance analysis will confirm proppant concentration influence
Revised Completion Schemes Result in 20-30% Improved performance
NOTE: Increased proppant concentration not tested with old perforation scheme. 18 different completion filters/metrics:
- Lateral Orientation - Cluster spacing - Proppant concentration
- Length per Stage - TVD - Sand Volume by sieve size
- # of stages - Total Sand Volume - Fracture gradient
- # of perforation intervals - Sand Volume per foot of lateral - Net ISIP gain per stage
- # of clusters per stage - Total water volume - Average total injection rate
- Perforation interval length - Water volume per perforation interval

NYSE listed company
“Best of Class” Rate of Penetration – Good Rock Drills Fast
Source: Bit Vendor, July 27, 2010: Publicly available bit records
(1)  Run length includes curve and lateral
Closely spaced (easy to drill) Vertical Fractures in East Texas consistent with ROP statistics
GMXR has “3 out of top 5” ROP runs (Texas and Louisiana data)
GMXR has “Top 5” Bit Run Lengths
Drives down drilling costs to “Best in Class” status
Mia Austin #6H; just reached TD, Bit Run Length 7161 ft, ROP 37.6 ft/hr
GMXR Bit Run Length
(1)
(ft)
Other Operators Bit Run Length
(1)
(ft)
Rate
Of
Penetration
(ft/hr)

NYSE listed company
H/B Hz Longer Laterals = Better Well Results
Longer Laterals
= Increased EUR of 7.2 BCFE
2nd
Generation Completion Schemes
= Improved Performance of
1.3-1.5 BCFE in first year
Drilling Efficiencies in Laterals
= Lower Completed Well Costs ($CWC)
30 Days Spud to TD
< $1,300 per lateral foot
Higher ROR in Low Natural Gas Price
Environment

NYSE listed company
(1) Proppant values in excess of 1,250 lbs per foot
(2) GMXR current long lateral business model
13
(1)
(2)
(1)
(1)
2
nd
Generation Completion Scheme – Long Lateral Future
Future Drilling/144 wells 6,460’ Laterals
CWC $8.2MM / 7.2 EUR
Old Business Model Jan 09

NYSE listed company
Proactively maintain liquidity
– Rig Subleases reduce remaining obligations
• YE 2010 - $60MM; YE 2011 - $25MM; YE 2012 $1MM
– Lower CapEx 2011
– Same well count
– Relaxed covenants under credit facility
• Debt to EBITDA 4X 4.5X
– Several additional debt alternatives
Maintain an active commodity hedging program
– Protected 60 – 80% of estimated production based on market conditions; rolling 36 months
Proactive Financial Management

NYSE listed company
0
5
10
15
20
25
30
2010
Excellent Cash Flow Protection Due to Revenue Floors
(1)  Weighted average prices are based on current bought and sold puts, and NYMEX strip on September 16, 2010.
(2)  Oil and NGLs are approximately 13% of total production in 2010
Actively hedge to reduce price risk
–
Maintain target of 60% - 80% of rolling 3 year natural gas
production protected
–
Use deferred finance puts to match operating income and
cash flow
Gas protection in future years includes:
–
2010: 13.3 Bcf at $6.37/Mmbtu
–
2011: 14.9 Bcf at $6.14/Mmbtu
–
2012: 16.7 Bcf at $6.08/Mmbtu
Sold Puts help offset cost of Bought Puts
–
As PUDs become PDP, GMXR will sell calls to recover any
put spread cost & create 3-way collars
–
Cost of 2010 Bought Puts already fully recovered
Counterparty: BNP Paribas
Weighted-average Natural Gas price (1)
$6.10
Protected Natural Gas
Unprotected Natural Gas
Oil and NGLs
(2)
84% of
Natural Gas
Production
Protected

NYSE listed company
GMXR Lowers CAPEX
Note:     Production assumptions based on company projections.
16
Production over time (MMcfe/d)
Cap Ex over time ($MM)
35
37
47
2008A 2009A 2010E
Cap Ex program reduced vs. historical yet continued production growth over time
$318
$181
$175
$152
2008A 2009A 2010E 2011E

NYSE listed company
Well results better than forecast
Drilling efficiencies attenuate overall costs
Longer lateral plan to deliver 7.2 EUR
Production growth will continue
Hedge Position in 2011, 2012 ensures cash flow expectation
CapEx reductions continue to address funding gap
Why GMXR Now?

Appendix Appendix

NYSE listed company
Endeavor Gathering, LLC
Sold 40% to Kinder Morgan effective November 1, 2009 for $36 million
(1)
– Closing day implied enterprise value of $95-100 million
– Current implied enterprise value of $95-100 million
– Using 10x 2011 Forecast EBITDA
GMXR continues to operate assets
>100 Miles of Steel Pipeline
25,000 Horsepower of Compression
Approximately 200,000/day of delivery capacity into TGG
and 80,000,000 / day into Prism/Crosstex
Gas production above minimum volumes required in gathering
agreement between GMXR and Endeavor Gathering

(1) GMXR retains 60% interest in Endeavor Gathering LLC. Endeavor Gathering owns all of GMXR’s former midstream assets except for poly pipe and salt water disposal assets which were retained by GMXR.

NYSE listed company
Detailed CapEx Budget

(1) CWC = $9.0mm in 2010 and $8.2mm in 2011/2012.
Future CWC of $8.2mm for longer lateral reasons driven by:
– Continued drillilng efficiencies and fewer drilling days
– Additional capacity in hydraulic fracture stimulation arriving in spring/summer 2011
– Drilling to hold acreage will subside beginning in spring/summer 2011
– Lower gas and NGL prices put pressure on service costs
2010 2011
H/B CWC Costs (1) (2.25 rigs in 2010 and 1.5 rigs in 2011) $150,000 $123,000
Pipeline Infrastructure and Miscellaneous Equipment 5,000 1,300
Land and Title Costs 1,500 3,000
Capitalized G&A and Interest 10,600 9,300
Day Rate Subsidy on Subleased Rigs 4,200 9,900
Sub-Total $171,300 $146,500
Discretionary Capital Expenditures:
Acreage Acquisitions 5,000 6,000
Sub-Total 5,000 6,000
Grand Total $176,300 $152,500

NYSE listed company
Historical Financial Summary

1st
Half
2007 2008 2009 2010
Statement of Operations
Oil and natural gas sales $68 $126 $94 $45
EBITDA 48 90 66 29
Net income (loss) applicable to common stock 12 (129) (185) 838
Statement of Cash Flows
Cash provided by operating activities $52 $83 $49 $22
Cash used in investing activities (195) (318) (181) (78)
Cash provided by financing activities 144 236 161 23
Capitalization
Cash $6 $7 $36 $3
Long-term debt, including current portion 126 224 190 219
Minority interest – – 22 22
Preferred stock 50 50 50 50
Shareholders' equity 159 194 196 206
Total Capitalization $335 $468 $459 $497
Production
Oil (MBbls) 127 190 119 46
Natural gas (Bcf) 8 12 13 7
Total production (Bcfe) 9 13 14 8
Average daily (MMcfe) 24 35 37 42
Net Proved Reserves
Natural gas (Bcf) 406 435 333 333
Oil (MMbls) 5 5 4 4
Total (Bcfe) 435 465 355 355
Proved Developed (Bcfe) 155 162 133 133
% Proved Developed 36% 35% 38% 38%
Credit Statistics
EBITDAX / Interest expense 11.7x 6.6x 4.1x 3.2x
Total debt / EBITDAX 2.6x 2.5x 2.9x 3.8x
Total debt / Total capitalization 38% 48% 44% 46%
Total debt / Proved developed reserves ($/Mcfe) $0.81 $1.38 $1.43 $1.64
Year ended December 31,
(1)
(1) Amount represents Kinder Morgan’s investment in Company’s gathering assets

NYSE listed company
Driving Costs Out of New Wells Through the Drill Bit
Drilling Days per Well
In Spud Date Order
First Used H&P FlexRigs® on
BH #12 Well in March 2009
Drilling Results Becoming
Predictable & Repeatable
Longer Laterals Only Add
Nominal Drilling Time

NYSE listed company
Forward-Looking Statements & Disclaimer

This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.
They include statements regarding the Company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the Company’s properties and potential reserve and production levels.  These statements are based on certain assumptions and analysis made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the Company’s properties.  Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the Company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events,
governmental regulatory risks and other risks, many of which are beyond the control of the Company.    Reference is made to
the Company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of these risks.  For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.